UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2007

Apple Inc.

(Exact name of registrant as specified in its charter)

California	000-10030	94-2404110
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1 Infinite Loop, Cupertino, CA 95014

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 996-1010

Apple Computer, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 9, 2007, Apple Computer, Inc. (the “Company”) amended Article I of its Restated Articles of Incorporation solely to change the corporate name from “Apple Computer, Inc.” to “Apple Inc.”  The name change and amendment were completed pursuant to Section 1110(d) of the California Corporations Code through a merger of the Company’s wholly-owned subsidiary, Apple Inc., with and into the Company.  A copy of the Company’s Certificate of Ownership, as filed with the Secretary of State of the State of California, amending Article I of the Company’s Restated Articles of Incorporation solely to reflect the Company’s new corporate name, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
3.1	Certificate of Ownership as filed with the Secretary of State of the State of California on January 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2007

APPLE INC.
(Registrant)

By:	/s/ Peter Oppenheimer
Peter Oppenheimer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Ownership as filed with the Secretary of State of the State of California on January 9, 2007.